UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 21, 2010
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street,
Burlington, North Carolina	27215	336-229-1127
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Summary information of the Company dated October 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ F. SAMUEL EBERTS III
F. Samuel Eberts III
Chief Legal Officer and Secretary

October 21, 2010

8-K Filed October 21, 2010

Introduction
This slide presentation contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions in the marketplace and adverse actions of governmental and other third-party payors.
Actual results could differ materially from those suggested by these forward-looking statements. Further information on potential factors that could affect the Company’s financial results will be included in the
Company’s Form 10-K for the year ended December 31, 2009, and subsequent SEC filings. The Company has no obligation to provide any updates to these forward-looking statements even if its expectations change.

Third Quarter Results
(In millions, except per share data)
	Three Months Ended Sep 30,
	2010	2009	+/(-)
Revenue	$ 1,276.5	$ 1,185.1	7.7%
Adjusted Operating Income (1)	$ 250.1	$ 237.6	5.3%
Adjusted Operating Income Margin (1)	19.6%	20.0%	(40)	bp
Adjusted EPS (1)	$ 1.47	$ 1.22	20.5%

Operating Cash Flow	$ 176.2	$ 246.4	-28.5%
Less: Capital Expenditures	$ (34.3)	$ (22.7)	51.1%
Free Cash Flow	$ 141.9	$ 223.7	-36.6%

(1) See Reconciliation of non-GAAP Financial Measures (included herein)

$ Millions
$1,000
$800
$600
$400
$200
$-
$538
$443
$574
$481
$632
$516
$710
$567
$781
$624
$862
$748
2004
2005
2006
2007
2008
2009
Operating Cash Flow
Free Cash Flow

LabCorp
Laboratory Corporation of America

Cash Flow Trends
11% FCF CAGR
2004-2009

Client, 27.6%
Patient, 7.4%
Medicare and
Medicaid,
20.5%
Managed Care
Capitated,
3.3%
Managed Care
Fee for Service,
41.1%

LabCorp
Laboratory Corporation of America

Revenue by Payer- US
2010 YTD

All Genomic, 15.6%
Other Esoteric, 14.5%
Histology, 6.3%
Core, 63.7%

Revenue by Business Area - US
2010 YTD

Revenue by Payer
(in millions, except PPA)
	YTD Q3-2008				YTD Q3-2009				YTD Q3-2010
	Revenue				Revenue				Revenue
	$'s	%	Accns	PPA	$'s	%	Accns	PPA	$'s	%	Accns	PPA
Client	$ 895.7	28%	26.844	$ 33.37	$ 911.6	27%	26.641	$ 34.22	$ 967.3	28%	26.030	$ 37.16
Patient	280.1	9%	1.708	$164.00	256.8	8%	1.596	$160.91	$ 258.9	7%	1.579	$163.98
Third Party (Medicare/Medicaid)	602.0	19%	14.220	$ 42.33	677.9	20%	14.960	$ 45.31	$ 718.8	21%	15.053	$ 47.75
Managed Care:
- Capitated	135.5	4%	11.409	$ 11.88	127.4	4%	11.269	$ 11.30	$ 116.0	3%	10.300	$ 11.26
- Fee for service	1,282.4	40%	28.352	$ 45.23	1,375.4	41%	29.225	$ 47.06	$1,439.9	41%	29.809	$ 48.30
Total Managed Care	1,417.9	44%	39.761	$ 35.66	1,502.8	45%	40.494	$ 37.11	$1,555.9	44%	40.109	$ 38.79
LabCorp Total - US	$3,195.6	100%	82.533	$ 38.72	$3,349.1	100%	83.691	$ 40.02	$3,500.9	100%	82.771	$ 42.30

LabCorp Total - Canada	$ 190.4		5.957	$ 31.97	$ 180.5		6.855	$ 26.33	$ 207.6		6.873	$ 30.21

LabCorp Total	$3,386.1		88.490	$ 38.26	$3,529.7		90.546	$ 38.98	$3,708.5		89.644	$ 41.37

Revenue by Business Area
(in millions, except PPA)
	YTD Q3-2008				YTD Q3-2009				YTD Q3-2010
	Revenue				Revenue				Revenue
	$'s	%	Accns	PPA	$'s	%	Accns	PPA	$'s	%	Accns	PPA
All Genomic	$ 486.7	15%	6.539	$ 74.43	$ 516.8	15%	6.812	$ 75.87	$ 547.1	16%	6.702	$ 81.64
Other Esoteric	378.6	12%	9.086	41.67	452.8	14%	10.607	42.69	506.0	14%	11.872	42.62
Histology	241.9	8%	1.921	125.94	221.5	7%	1.823	121.49	219.1	6%	1.764	124.20
All Genomic / Esoteric	1,107.1	35%	17.545	63.10	1,191.1	36%	19.242	61.90	1,272.2	36%	20.338	62.55
Core	2,088.5	65%	64.987	32.14	2,158.0	64%	64.449	33.48	2,228.7	64%	62.433	35.70
LabCorp Total - US	$ 3,195.6	100%	82.533	$ 38.72	$ 3,349.1	100%	83.691	$ 40.02	$ 3,500.9	100%	82.771	$ 42.30

LabCorp Total - Canada	$ 190.4		5.957	$ 31.97	$ 180.5		6.855	$ 26.33	$ 207.6		6.873	$ 30.21

LabCorp Total	$ 3,386.1		88.490	$ 38.26	$ 3,529.7		90.546	$ 38.98	$ 3,708.5		89.644	$ 41.37

Financial Guidance - 2010
Excluding the impact of restructuring and other special charges and share repurchase activity after September 30, 2010,
guidance for 2010 is:
• Revenue growth(1):	Approximately 5.0%
• Adjusted EPS(2):	$5.52 to $5.57
• Operating cash flow of approximately(3):	$870 Million
• Capital expenditures of approximately:	$135 Million
  (1) Compared to previous guidance of 4.5% to 5.5%
  (2) Compared to previous guidance of $5.40 to $5.55
  (3) Operating cash flow guidance excludes any transition payments to UnitedHealthcare
  (4) This guidance does not include any impact from the Genzyme Genetics acquisition

Supplemental Financial
Information
Laboratory Corporation of America
Other Financial Information
September 30, 2010
($ in millions)

	Q1 10	Q2 10	Q3 10	YTD 10

Depreciation	$ 32.2	$ 32.0	$ 32.2	$ 96.3
Amortization	$ 17.4	$ 17.7	$ 18.0	$ 53.1
Capital expenditures	$ 24.5	$ 34.5	$ 34.3	$ 93.3
Cash flows from operations	$ 232.0	$ 216.2	$ 176.2	$ 624.4
Bad debt as a percentage of sales	5.05%	4.80%	4.80%	4.88%
Effective interest rate on debt:
Zero coupon-subordinated notes	2.00%	2.00%	2.00%	2.00%
5 1/2% Senior Notes	5.38%	5.38%	5.38%	5.38%
5 5/8% Senior Notes	5.75%	5.75%	5.75%	5.75%
Term loan	3.67%	3.67%	3.67%	3.67%
Revolving credit facility (weighted average)	0.58%	0.70%	0.61%	0.61%
Days sales outstanding	46	45	44	44
UnitedHeathcare transition payments - Billed	$ 10.1	$ 1.1	$ -	$ 11.2
UnitedHeathcare transition payments - Paid	$ 14.5	$ 2.1	$ 0.2	$ 16.8

Reconciliation of non-GAAP
Financial Measures
Reconciliation of non-GAAP Financial Measures
(In millions, except per share data)

Three Months Ended Sep 30,
Adjusted Operating Income	2010	2009
Operating income	$ 235.3	$ 234.9
Restructuring and other special charges (1) (2)	$ 14.8	$ 2.7
Adjusted operating income	$ 250.1	$ 237.6

Adjusted EPS
Diluted earnings per common share	$ 1.34	$ 1.21
Impact of restructuring and other special charges (1) (2)	$ 0.13	$ 0.01
Adjusted EPS	$ 1.47	$ 1.22

(1) During the third quarter of 2010, the Company recorded restructuring and other special charges of $21.8 million, consisting of $10.9 million in professional fees and expenses associated with recent acquisitions; $7.0 million in bridge financing fees associated with the signing of an asset purchase agreement for Genzyme Genetics; and $3.9 million in severance related liabilities associated with workforce reduction initiatives. The after tax impact of these charges decreased net earnings for the three months ended September 30, 2010, by $13.4 million and diluted earnings per share by $0.13 ($13.4 million divided by 104.1 million shares).

(2) During the third quarter of 2009, the Company recorded a charge of approximately $2.7 million representing fees and expenses associated with its acquisition of Monogram Biosciences. The after tax impact of this charge reduced net earnings for the three months ended September 30, 2009, by $1.6 million and diluted earnings per share by $0.01 ($1.6 million divided by 108.8 million shares).